Exhibit 99(a)
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

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:
In re	:	Chapter 11
:
DELPHI CORPORATION, et al.,	:	Case No. 05-44481 (RDD)
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Debtors.	:	(Jointly Administered)
:
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THIRD SUPPLEMENTAL ORDER UNDER 11 U.S.C. §§ 105 AND 363
AUTHORIZING DEBTORS TO CONTINUE SHORT TERM AT-RISK
PERFORMANCE PAYMENT PROGRAM (“AIP”) FOR SECOND HALF OF 2007
(“THIRD SUPPLEMENTAL AIP ORDER”)
          Upon the Third Supplement To KECP Motion (Docket No. 213) Seeking Authority To Continue Short Term At-Risk Performance Payment Program (“AIP”) For Second Half Of 2007 (the “Third Supplement”), dated September 7, 2007, of Delphi Corporation (“Delphi”) and certain of its subsidiaries and affiliates, debtors and debtors-in-possession in the above-captioned cases (collectively, the “Debtors”); and upon the declarations of Nick Bubnovich, John D. Sheehan, and Craig G. Naylor, each executed September 7, 2007 in support of the Third Supplement; and after consideration of any objections to the Third Supplement; and upon the record of the hearing held in support of the Third Supplement on September 27, 2007, including this Court’s consideration of the testimony and exhibits; and this Court having determined that the relief requested in the Third Supplement is in the best interests of the Debtors, their estates, their stakeholders, and other parties-in-interest; and this Court having entered an Order Under 11 U.S.C. §§ 105 And 363 Authorizing The Debtors To Implement A Short Term Annual Incentive Program (Docket No. 2441) (the “AIP Order”), dated February 17, 2006; an Order Under 11 U.S.C. §§ 105 And 363 Authorizing The Debtors To: (A) Fix Second Half 2006

AIP Targets And Continue AIP Program And (B) Further Adjourn KECP Emergence Incentive Program Hearing (Docket No. 4660) (the “Supplemental AIP Order”), dated July 21, 2006; and a Second Supplemental Order Under 11 U.S.C. §§ 105 And 363 Authorizing The Debtors To Continue AIP For First Half Of 2007 (Docket No. 7474), dated March 29, 2007 (the “Second Supplemental AIP Order”) (the “AIP Order,” the “Supplemental AIP Order,” and the “Second Supplemental AIP Order,” collectively the “AIP Orders”);1 and it appearing that proper and adequate notice of the Third Supplement was given and that no other or further notice is necessary; and after due deliberation thereon, and good and sufficient cause appearing therefor,
          IT IS HEREBY FOUND AND DETERMINED THAT:
          A. The Debtors have exercised reasonable business judgment in seeking the authority to implement a short-term, at-risk performance payment program (the “AIP”) covering the six-month period running from July 1, 2007 through December 31, 2007.
          B. The Debtors’ proposal to implement the AIP covering the second half of 2007 was proposed in good faith and is in all respects fair and reasonable.
          C. It is in the best interests of the Debtors, their estates, their stakeholders, and other parties-in-interest, and it is necessary to the Debtors’ reorganization efforts, that the Debtors implement at this time an AIP for the period from July 1, 2007 through December 31, 2007.
          IT IS ORDERED, ADJUDGED, AND DECREED THAT:
          The AIP Order shall continue in full force and effect except as follows:

[1]	The KECP Motion as it relates to the KECP Emergence Incentive Program has been voluntarily withdrawn from the agenda and would need to be re-noticed under the Eighth Supplemental Case Management Order to be reinstated on the agenda.

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          1. The relief requested in the Third Supplement is GRANTED as provided herein.
          2. This Court approves the implementation at this time of an AIP covering the six-month period from July 1, 2007 through December 31, 2007, and the Debtors are authorized forthwith, pursuant to 11 U.S.C. §§ 105(a) and 363(b)(1), to take all actions consistent with this Third Supplemental AIP Order that are reasonably necessary to implement an AIP for that period on the terms and conditions set forth in the AIP Orders; provided, however, that the range of incentive compensation opportunities for Covered Employees during that period shall be determined pursuant to the payout curves attached hereto as Exhibit 1, which do not include any incentive compensation opportunities for corporate or divisional performance that is below target. Subject to the adjustments provided in paragraphs 3 and 4 of this Order, the corporate-level EBITDAR target for the AIP covering the period from July 1, 2007 through December 31, 2007 shall be $443.1 million. The division-level OIBITDAR targets for the same period shall be as follows: (i) Powertrain, $123.8 million; (ii) Steering, $51.3 million; (iii) Thermal Systems, $54.0 million; (iv) Electronics and Safety, $157.8 million; (v) Electrical and Electronic Architecture, $183.8 million; (vi) Product and Service Solution, negative $1.5 million; and (vii) Automotive Holdings Group, negative $134.4 million.
          3. For purposes of the AIP covering the period from July 1, 2007 through December 31, 2007, EBITDAR and OIBITDAR shall be adjusted on a dollar-for-dollar basis to reflect any positive or negative variance between the assumptions underlying the Debtors’ Preliminary Business Plan for 2007 (as adjusted for updated performance through May 31, 2007) relating to the performance targets and the terms of the agreements reached with the Debtors’ Unions or General Motors Corporation affecting such performance targets using the protocol

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previously agreed to with the Creditors’ Committee attached hereto as Exhibit 2. That is, any costs or savings resulting from such agreements not incorporated into the Debtors’ Preliminary Business Plan and reviewed with the Creditors’ Committee shall not affect (positively or negatively) payments under the AIP.
          4. The Creditors’ Committee is authorized to adjust by up to $200 million, for measurement purposes, the corporate EBITDAR performance for the second half of 2007 to account for direct net savings realized by the Debtors because of any action, event, or circumstance not contemplated by, or anticipated in, the Debtors’ business plan, as reasonably determined by the Creditors’ Committee; provided, however, that in no event shall the Creditors’ Committee be authorized to adjust the corporate EBITDAR performance below the $443.1 million now provided for in paragraph 2 of this Third Supplemental AIP Order. The Creditors’ Committee shall consult with the Debtors in making any such adjustment, but in no event shall the Debtors have any right to reject or seek review by this Court of any such determination or adjustment. Such determination shall be made by the Creditors’ Committee on or before the earlier of (i) the consummation of the Debtors’ plan of reorganization or (ii) by February 15, 2008, and shall be based on actual results for the six-month period, if available, or if not available, then on actual performance through November 30, 2007 and forecast performance for the month of December 2007.
          5. In the event that this Court enters a Confirmation Order confirming the Joint Plan of Reorganization filed by the Debtors on September 6, 2007 (Docket No. 9263) (as hereafter modified or superseded) on or prior to February 29, 2008, determinations regarding future AIP performance periods from and after January 1, 2008 shall be made solely by the Compensation Committee of the Delphi Corporation Board of Directors; otherwise, a hearing on

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continuing the AIP for the performance period from January 1, 2008 through June 30, 2008 shall be adjourned to the March 2008 omnibus hearing date to be set by the Court pursuant to the Case Management Order, as amended, with notice to interested parties and an opportunity to object.
          6. This Court shall retain jurisdiction over the Debtors and Covered Employees participating in any AIP implemented pursuant to this order, including without limitation for the purpose of interpreting, implementing, and enforcing the terms and conditions of this or any other AIP Order.
          7. The requirement under Rule 9013-1(b) of the Local Rules for the United States Bankruptcy Court for the Southern District of New York for the service and filing of a separate memorandum of law is satisfied by the Third Supplement.
          8. Terms undefined in this Third Supplemental AIP Order shall have the meanings ascribed to them in the Third Supplement and the AIP Orders.
Dated: New York, New York
             October 2, 2007

/s/ Robert D.Drain
UNITED STATES BANKRUPTCY JUDGE

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Exhibit 1
Payout Curves
AIP For Second Half 2007

DELPHI CORPORATION
2nd 2007 6-month Corporate EBITDAR AIP Payout Curve

	Target	Maximum

OIBITDAR	$443.1	$864.1

Performance %	100%	200%

Payout %	100%	200% / 150	% DSB

Non-DSB		DSB
Payout	Performance	Payout	Performance
100%	$443.1	100%	$443.1
110%	$530.8	105%	$527.7
120%	$584.7	110%	$582.3
130%	$629.7	115%	$627.6
140%	$669.8	120%	$667.9
150%	$706.6	125%	$704.8
160%	$741.0	130%	$739.3
170%	$773.5	135%	$771.9
180%	$804.4	140%	$802.9
190%	$834.1	145%	$832.7
200%	$864.1	150%	$864.1

DELPHI CORPORATION
Proposed 2nd 2007 6-month Powertrain OIBITDAR AIP Payout Curve

	Target	Maximum

OIBITDAR	$123.8	$212.3

Performance %	100%	200%

Payout %	100%	200% / 150	% DSB

Non-DSB		DSB
Payout	Performance	Payout	Performance
100%	$123.80	100%	$123.80
110%	$142.25	105%	$141.60
120%	$153.60	110%	$153.05
130%	$163.05	115%	$162.60
140%	$171.45	120%	$171.05
150%	$179.20	125%	$178.85
160%	$186.45	130%	$186.10
170%	$193.25	135%	$192.95
180%	$199.75	140%	$199.45
190%	$206.00	145%	$205.70
200%	$212.30	150%	$212.30

DELPHI CORPORATION
Proposed 2nd 2007 6-month Steering OIBITDAR AIP Payout Curve

	Target	Maximum

OIBITDAR	$51.3	$95.1

Performance %	100%	200%

Payout %	100%	200% / 150	% DSB

Non-DSB		DSB
Payout	Performance	Payout	Performance
100%	$51.30	100%	$51.30
110%	$60.45	105%	$60.10
120%	$66.05	110%	$65.80
130%	$70.75	115%	$70.50
140%	$74.90	120%	$74.70
150%	$78.75	125%	$78.55
160%	$82.30	130%	$82.15
170%	$85.70	135%	$85.55
180%	$88.90	140%	$88.75
190%	$92.00	145%	$91.80
200%	$95.10	150%	$95.10

DELPHI CORPORATION
Proposed 2nd 2007 6-month Thermal OIBITDAR AIP Payout Curve

	Target	Maximum

OIBITDAR	$54.0	$92.2

Performance %	100%	200%

Payout %	100%	200% / 150	% DSB

Non-DSB		DSB
Payout	Performance	Payout	Performance
100%	$54.00	100%	$54.00
110%	$62.00	105%	$61.70
120%	$66.85	110%	$66.65
130%	$70.95	115%	$70.75
140%	$74.60	120%	$74.40
150%	$77.95	125%	$77.75
160%	$81.05	130%	$80.90
170%	$84.00	135%	$83.85
180%	$86.80	140%	$86.65
190%	$89.50	145%	$89.35
200%	$92.20	150%	$92.20

DELPHI CORPORATION
Proposed 2nd 2007 6-month Electronics & Safety OIBITDAR AIP Payout Curve

	Target	Maximum

OIBITDAR	$157.8	$237.3

Performance %	100%	200%

Payout %	100%	200% / 150	% DSB

Non-DSB		DSB
Payout	Performance	Payout	Performance
100%	$157.80	100%	$157.80
110%	$174.40	105%	$173.80
120%	$184.55	110%	$184.10
130%	$193.05	115%	$192.65
140%	$200.60	120%	$200.25
150%	$207.55	125%	$207.25
160%	$214.05	130%	$213.75
170%	$220.20	135%	$219.90
180%	$226.05	140%	$225.75
190%	$231.65	145%	$231.40
200%	$237.30	150%	$237.30

DELPHI CORPORATION
Proposed 2nd 2007 6-month Electrical / Electronic Architecture OIBITDAR AIP Payout Curve

	Target	Maximum

OIBITDAR	$183.8	$278.0

Performance %	100%	200%

Payout %	100%	200% / 150	% DSB

Non-DSB		DSB
Payout	Performance	Payout	Performance
100%	$183.80	100%	$183.80
110%	$203.45	105%	$202.75
120%	$215.50	110%	$214.95
130%	$225.55	115%	$225.10
140%	$234.55	120%	$234.10
150%	$242.75	125%	$242.35
160%	$250.45	130%	$250.10
170%	$257.75	135%	$257.40
180%	$264.65	140%	$264.35
190%	$271.32	145%	$270.96
200%	$278.00	150%	$278.00

DELPHI CORPORATION
Proposed 2nd 2007 6-month Product Service Solutions OIBITDAR AIP Payout Curve

	Target	Maximum

OIBITDAR	($1.5)	$24.5

Performance %	100%	200%

Payout %	100%	200% / 150	% DSB

Non-DSB		DSB
Payout	Performance	Payout	Performance
100%	($1.50)	100%	($1.50)
110%	$3.95	105%	$3.75
120%	$7.25	110%	$7.10
130%	$10.05	115%	$9.90
140%	$12.50	120%	$12.40
150%	$14.80	125%	$14.70
160%	$16.90	130%	$16.80
170%	$18.90	135%	$18.85
180%	$20.85	140%	$20.75
190%	$22.65	145%	$22.60
200%	$24.50	150%	$24.50

DELPHI CORPORATION
Proposed 2nd 2007 6-month Automotive Holdings Group OIBITDAR AIP Payout Curve

	Target	Maximum

OIBITDAR	($134.4)	($64.7)

Performance %	100%	200%

Payout %	100%	200% / 150	% DSB

Non-DSB		DSB
Payout	Performance	Payout	Performance
100%	($134.40)	100%	($134.40)
110%	($119.85)	105%	($120.40)
120%	($110.95)	110%	($111.35)
130%	($103.50)	115%	($103.85)
140%	($96.85)	120%	($97.15)
150%	($90.75)	125%	($91.05)
160%	($85.05)	130%	($85.35)
170%	($79.70)	135%	($79.95)
180%	($74.55)	140%	($74.80)
190%	($69.65)	145%	($69.90)
200%	($64.70)	150%	($64.70)

Exhibit 2
Adjustment Protocol

Adjustment	2007 BBP Budget	5+7 Forecast	Current Operating
Description	Assumption	Assumption	State	Potential Adjustment
GMNA Price	2007 BBP includes reductions to GMNA pricing in excess of contractually agreed amounts effective 1/1/07	Price reductions effective 10/1 and retroactive to Jan 1. With the exception of AHG and Steering the 5+7 is at budget level in total. AHG has zero in forecast, Steering has reduced their forecast from budget levels	Due to lack of an agreement, prices remain at contractual levels	Adjustment for the difference between the actual and the budget-or-5+7 forecast

GM Wage Subsidy	Assumes that GM pays 1/2 of labor cost in excess of $26/hr for UAW and $20/her for IUE/USW. The calculation of the subsidy is based on total average cost per hour.	Subsidy has been recalculated based on actual and forecast headcount and forecast in the 4th quarter retroactive to 1/1/07	No wage subsidy is currently being received	Adjustment for the difference between the actual and the budget-or-5+7 forecast

UAW Buydowns	Incorporated in wage subsidy	Buydown of traditional employees effective 10/1/07	Traditional employees remain at historical levels.	Expectation is that traditional employee buy down will be effective 10/1/07.

UAW Attrition Program	Previous program was fully implemented in the 1st half of 2007	No additional programs included in forecast	Expectation is for agreement on new attrition program to be effective in 2nd half of 2007	Where employees are to be replaced, adjustment to be based on cost differential. No adjustment will be made if employee is not replaced.

UAW Severance Pay Agreement	Not included	Not included	Agreement to pay severance or sub pay to laid off employees	Adjustment for the difference between the actual and the target

UAW Wages & COLA agreement	Not included	Not included	Tier II employees elimination of COLA at a cost of $350 per head and associated wage rate increase	Adjustment for the difference between the actual and the target

Temporary Employees	Assumes a total of 14% or 3,200 temps (currently a HQ overlay and not pushed down to divisions)	Conversion of temporaries effective 10/1 with the remaining number of temps capped at 20% per site	Continuing to operate in excess of 20% at certain sites.	Adjustment based on difference between the actual and budget-or-5+7 forecast savings from temporary employee activity
CONFIDENTIAL

Adjustment	2007 BBP Budget	5+7 Forecast	Current Operating
Description	Assumption	Assumption	State	Potential Adjustment
I.U.E. Deal	Not Included	Not Included	Not yet consumated	Adjustment will be based on difference between actual and target

U.S.W Deal	Assumes an attrition plan for 600 employees. Assumption is for 100% acceptance during the 1st quarter of 2007	Assumes attrition plan will occur with the assumption of 100% acceptance during the 3rd quarter of 2007	No attrition plan has been agreed with the U.S.W	Adjustment will be based on difference between actual and target

Pension	1st half pension expense is based on 12/31/06 actuarial valuation and BBP headcount projections. Pension freeze and 414 (L) transfer assumed at 7/1/07	2nd Half forecast in line with budget	Pension freeze has not occurred. Continuing to book pension in line with 1st half	Adjustment will be based on difference between actual and target

OPEB	1st half of 2007 OPEB expense based on 12/31/06 actuarial valuations and BBP headcount projections. OPEB termination assumed 7/1/07	2nd Half forecast in line with budget	OPEB has not been terminated. Continuing to book OPEB in line with 1st half.	Adjustment will be based on difference between actual and target

Workers Compensation	Expense included in the BBP is based upon the anticipated new wage structure	2nd Half forecast in line with budget	Mercer conducts quarterly review of liability, actual results are trued up on a quarterly basis.	Adjustment will be based on difference between actual and target

Extended Disability Benefits	BBP assumes that coverage is reduced for hourly employees	2nd Half forecast in line with budget	Record 1/12th budget and true up at the end of 2007 based on evaluation report	Adjustment will be based on difference between actual and target

CONFIDENTIAL